EXHIBIT 99.2

Regency Centers Corporation

September 30, 2007

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At September 30, 2007, Regency’s total market capitalization was $7.7 billion.

As of September 30, 2007, the Company owned 447 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 59 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $85,000, more than 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past eight years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 179 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.8 billion. At the end of the third quarter of 2007, Regency had 48 projects under development for an estimated total investment at completion of $1.0 billion. These in-process developments are 56% funded and 81% leased and committed.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading joint venture program are integral components of this strategy. Our joint venture partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past six years, capital recycling and joint ventures have enabled Regency to cost effectively fund over $8 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended September 30, 2007. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

September 30, 2007

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-17

Joint Ventures:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-35

Significant Tenant Rents	36-37

Lease Expiration Schedule	38-39

Forward-Looking Information:

Earnings and Valuation Guidance	40

FFO per Share Guidance Reconciliation	41

Highlights

September 30, 2007

Operating Results

(Wholly-owned and Regency’s pro-rata share of joint ventures)

For the quarter ended September 30, 2007, same property NOI growth was 2.3%. Operating properties were 95.1% leased. Rent growth was 13.7%.

For the nine months ended September 30, 2007, same property NOI growth was 2.9%. Operating properties were 95.1% leased. Rent growth was 13.8%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the quarter ended September 30, 2007, same property NOI growth was 2.7%. Operating properties were 95.4% leased. Rent growth was 13.6%.

For the nine months ended September 30, 2007, same property NOI growth was 3.2%. Operating properties were 95.4% leased. Rent growth was 13.7%.

During the quarter, 1.8 million square feet of GLA was renewed or newly leased through 464 leasing transactions.

Financial Results

Funds From Operations for the quarter was $67.8 million, or $0.97 per diluted share. Net income for the quarter was $37.0 million, or $0.53 per diluted share.

Development Activity

At quarter end, Regency had 48 projects in process for an estimated net development cost of $1.0 billion and an expected return of 9.03%.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the third quarter, Regency:

•	Purchased three wholly-owned properties at a cost of $62.9 million and an average cap rate of 5.73%.

•	Purchased thirty-two joint venture properties at a cost of $396.2 million and an average cap rate of 6.30%. Regency’s share of the purchase price was $64.8 million.

•	Contributed one development property to Regency’s open end fund at a gross sales price of $8.9 million and a cap rate of 6.56%.

•	Sold one wholly-owned operating property at a gross sales price of $15.9 million and a cap rate of 7.32%.

•	Sold two joint venture operating properties at an average cap rate of 6.88%. Regency’s share of the gross sales price was $6.7 million.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

September 30, 2007

	Three Months Ended		Year to Date
Financial Results	2007	2006	2007	2006
Net Income for common stockholders	$36,979,815	$39,391,883	$133,414,312	$137,375,398
Basic EPS	$0.53	$0.57	$1.93	$2.01
Diluted EPS	$0.53	$0.57	$1.92	$2.00
Diluted EPS per share growth rate	-7.0%		-4.0%
Funds from Operations for common stockholders	$67,765,780	$69,494,035	$212,671,565	$192,927,398
FFO per share—Basic	$0.97	$1.01	$3.06	$2.80
FFO per share—Diluted	$0.97	$1.00	$3.04	$2.77
Diluted FFO per share growth rate	-3.0%		9.7%
Dividends paid per share and unit	$0.660	$0.595	$1.980	$1.785
Payout ratio of Diluted FFO per share	68.0%	59.5%	65.1%	64.4%
Interest Coverage Ratios
Interest only	3.1	3.6	3.4	3.6
Capitalized interest	$10,411,522	$6,526,745	$26,070,406	$16,931,449
Fixed Charge (Regency only)	2.5	2.9	2.7	2.8
Fixed Charge (with pro rata share of joint	2.3	2.5	2.4	2.5

Capital Information	9/30/07	YTD Change	12/31/06	12/31/05
Closing common stock price per share	$76.75	$(1.42)	$78.17	$58.95
Shareholder Return (assumes no reinvestment of dividends)	0.7%

Common Shares and Equivalents Outstanding	70,096,270	337,449	69,758,821	69,218,483

Market equity value of Common and Convertible shares	$5,379,889	$(73,158)	$5,453,047	$4,080,430
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$1,952,030	$376,645	$1,575,385	$1,613,942
Total market capitalization (000’s)	$7,656,919	$303,486	$7,353,433	$6,019,371
Debt to Total Market Capitalization	25.5%	4.1%	21.4%	26.8%

Total real estate at cost before depreciation (000’s)	$4,341,616	$439,983	$3,901,634	$3,775,433
Total assets at cost before depreciation (000’s)	$4,571,645	$472,470	$4,099,175	$3,996,828
Debt to Total Assets before Depreciation	42.7%	4.3%	38.4%	40.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,614,159	596,164	69,017,995	67,966,343
Exchangeable O.P. Units held by minority interest	482,111	(258,715)	740,826	1,252,140

Total Common Shares and Equivalents	70,096,270	337,449	69,758,821	69,218,483

Summary Real Estate Information

September 30, 2007

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	9/30/07	12/31/06
Gross Leasable Area (GLA)	31,661,106	30,378,539
GLA including anchor-owned stores	37,280,666	35,528,178

% leased—Operating and development properties	89.4%	88.7%
% leased—Operating properties only	95.1%	95.2%

Rental rate growth—YTD (1)	13.8%	12.6%
Same property NOI growth—YTD	2.9%	3.8%

Wholly-Owned and 100% of Joint Ventures

	9/30/07	12/31/06
Gross Leasable Area (GLA)	51,046,666	47,187,462
GLA including anchor-owned stores	59,006,147	53,501,601
GLA under development	5,075,430	4,991,716

Number of retail shopping centers	447	405
Number of centers under development (excluding expansions)	45	47
Number of grocery-anchored shopping centers	358	322

% leased—Operating and development properties	91.8%	91.0%
% leased—Operating properties only	95.4%	95.4%

Rental rate growth—YTD (1)	13.7%	12.5%
Same property NOI growth—YTD	3.2%	3.4%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

September 30, 2007 and December 31, 2006 and 2005

	2007	2006	2005
Assets
Real estate investments at cost:
Operating properties	$2,991,504,905	2,826,485,380	2,779,571,863
Properties in development	895,553,737	615,450,669	413,676,569

	3,887,058,642	3,441,936,049	3,193,248,432
Operating properties held for sale	7,904,205	25,607,741	36,567,246
Less: accumulated depreciation	478,560,011	427,389,404	380,612,771

	3,416,402,836	3,040,154,386	2,849,202,907
Investments in real estate partnerships	446,653,453	434,089,822	545,617,124

Net real estate investments	3,863,056,289	3,474,244,208	3,394,820,031
Cash and cash equivalents	33,571,271	34,046,219	42,458,314
Notes receivable	20,336,742	19,988,087	46,472,575
Tenant receivables, net of allowance for uncollectible accounts	65,633,786	67,161,676	56,877,770
Deferred costs, less accumulated amortization	51,533,438	40,989,102	41,656,834
Acquired lease intangible assets, net	18,465,535	12,315,042	10,181,568
Other assets	40,487,522	23,040,830	23,748,340

	$4,093,084,583	3,671,785,164	3,616,215,432

Liabilities and Stockholders’ Equity
Notes payable	$1,842,030,175	1,454,385,498	1,451,941,831
Unsecured line of credit	110,000,000	121,000,000	162,000,000

Total notes payable	1,952,030,175	1,575,385,498	1,613,941,831

Tenants’ security and escrow deposits	10,898,045	10,517,225	10,276,317
Acquired lease intangible liabilities, net	10,977,145	7,729,080	4,207,138
Accounts payable and other liabilities	185,427,063	140,940,055	110,800,014

Total liabilities	2,159,332,428	1,734,571,858	1,739,225,300

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	10,973,861	16,941,350	27,918,461
Limited partners’ interest in consolidated partnerships	14,544,433	17,797,344	11,088,193

Total minority interests	74,676,271	83,896,671	88,164,631

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	751,442	744,318	732,635
Additional paid in capital, net of treasury stock	1,647,286,704	1,632,787,270	1,602,206,748
Accumulated other comprehensive (loss) income	(18,030,870)	(13,317,497)	(11,692,345)
Distributions in excess of net income	(45,931,392)	(41,897,456)	(77,421,537)

Total stockholders’ equity	1,859,075,884	1,853,316,635	1,788,825,501

	$4,093,084,583	3,671,785,164	3,616,215,432

Ratios	2007	2006	2005
Debt to real estate assets, before depreciation	45.0%	40.4%	42.7%
Debt to total assets, before depreciation	42.7%	38.4%	40.4%
Debt to total assets, before depreciation and including prorata share of JV’s	48.5%	45.3%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	54.5%	52.0%	55.5%
Unsecured assets to total real estate assets (wholly-owned only)	86.3%	83.5%	82.1%
Unsecured NOI to total NOI (wholly-owned only)	85.9%	83.1%	82.2%

Consolidated Statements of Operations

For the Periods Ended September 30, 2007 and 2006

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Real Estate Revenues:
Minimum rent	$81,368,354	76,632,501	$238,718,485	227,644,479
Percentage rent	889,182	1,002,989	1,982,618	1,988,366
Recoveries from tenants	20,453,881	19,299,247	60,637,353	57,038,401
Other income	3,886,054	4,125,547	9,535,186	9,006,429

	106,597,471	101,060,284	310,873,642	295,677,675

Real Estate Operating Expenses:
Operating and maintenance	14,016,252	13,257,468	41,103,528	38,416,101
Real estate taxes	11,676,411	10,814,026	35,471,060	33,250,295

	25,692,663	24,071,494	76,574,588	71,666,396

Net operating income	80,904,808	76,988,790	234,299,054	224,011,279

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including gains on sale of land	1,408,628	981,059	2,800,702	168,953
Gain (loss) on sale of operating properties	268,112	(402,611)	3,444,724	826,378

	1,676,740	578,448	6,245,426	995,331

Fees, Development and Outparcel Gains:
Asset management fees	2,873,056	1,378,731	8,119,263	4,143,577
Property management fees	3,562,948	2,394,808	10,271,808	7,726,810
Transaction and other fees	3,217,348	797,734	3,867,123	11,156,734
Tenant representation and other commissions	1,135,995	755,681	2,408,588	1,701,263
Development gains	2,857,713	9,104,705	31,538,441	11,972,736
Gain on sale of outparcels	1,215,807	3,078,916	6,026,337	18,324,331
Provision for income tax (expense)	(82,998)	1,925,677	1,190,870	(90,066)

	14,779,869	19,436,252	63,422,430	54,935,385

Other Operating Expense (Income):
General and administrative	12,158,872	10,765,037	37,363,199	32,398,114
Franchise taxes	356,716	613,078	1,014,624	1,585,489
Depreciation and amortization (including FF&E)	24,363,892	22,253,812	67,916,338	65,152,110
Interest expense, net	20,514,545	20,390,906	60,215,090	59,935,707
(Gain) loss on sale of operating properties	(3,394,886)	(2,769,983)	(15,534,233)	(41,510,507)
Provision for loss on operating properties	—	—	—	500,000

	53,999,139	51,252,850	150,975,018	118,060,913

Minority Interests
Preferred unit distributions	931,248	931,248	2,793,744	2,793,744
Exchangeable operating partnership units	291,109	492,838	1,270,222	2,164,645
Limited partners’ interest in consolidated partnerships	241,315	15,922	757,241	4,790,966

Net income	41,898,606	44,310,632	148,170,685	152,131,727
Preferred stock dividends	4,918,791	4,918,749	14,756,373	14,756,329

Net income for common stockholders	$36,979,815	39,391,883	$133,414,312	137,375,398

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended September 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Funds From Operations Reconciliation:
Net income for common stockholders	$36,979,815	39,391,883	$133,414,312	137,375,398
Add (Less):
Depreciation expense—consolidated properties	19,766,051	18,520,852	56,320,147	54,821,481
Depreciation and amortization expense—uncons properties	10,903,364	10,539,598	32,098,939	32,627,809
Consolidated JV partners' share of depreciation	(127,715)	(53,436)	(351,943)	(218,508)
Amortization of leasing commissions and intangibles	3,616,154	2,969,672	8,898,845	8,493,458
(Gain) loss on sale of operating properties, including JV’s	(3,662,998)	(2,367,372)	(18,978,957)	(42,336,885)
Minority interest of exchangeable partnership units	291,109	492,838	1,270,222	2,164,645

Funds From Operations	$67,765,780	69,494,035	$212,671,565	192,927,398

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.53	0.57	$1.92	2.00
Add (Less):
Depreciation expense—consolidated properties	0.28	0.27	0.81	0.79
Depreciation and amortization expense—uncons properties	0.16	0.15	0.46	0.47
Consolidated JV partners’ share of depreciation	0.00	0.00	(0.01)	0.00
Amortization of leasing commissions and intangibles	0.05	0.04	0.13	0.12
Gain on sale of operating properties	(0.05)	(0.03)	(0.27)	(0.61)

Funds From Operations	$0.97	1.00	$3.04	2.77

Additional Disclosures:
Straight-line rental income	$1,588,564	1,013,404	$4,684,991	2,865,731
Above- and below- market rent amortization	604,788	377,809	1,332,137	994,628
Pro-rata share of JV straight-line rental income	539,153	470,450	1,502,467	1,489,405
Pro-rata share of JV above- and below- mkt rent amortization	577,940	585,886	1,471,355	1,926,719
Provision for loss on sale of operating properties	—	—	—	500,000
Debt premium amortization income	97,581	184,497	382,224	574,084
Stock based compensation expense	2,267,687	2,112,736	7,295,168	6,628,930
Fees earned from 3rd parties as reported for GAAP	10,789,348	5,326,954	24,666,783	24,728,384
Fees earned from 3rd parties, excluding REG owned portion	9,564,804	4,268,933	21,053,038	21,671,187

Capital Expenditures (non-revenue enhancing only):
Leasing commissions—consolidated properties	$2,293,071	1,607,644	$6,104,530	5,031,870
Tenant improvements—consolidated properties	2,117,011	1,112,616	3,666,893	2,701,687
Building improvements—consolidated properties	2,842,479	2,420,472	6,561,329	5,617,413
Pro-rata share of unconsolidated leasing commissions	355,610	417,476	1,198,642	1,333,733
Pro-rata share of unconsolidated tenant improvements	212,094	64,533	569,933	371,280
Pro-rata share of unconsolidated building improvements	539,004	423,453	1,068,932	1,102,418

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended September 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$81,032,556	74,005,756	$236,205,627	218,961,446
Percentage rent	889,182	976,054	1,965,677	1,901,524
Recoveries from tenants and other income	24,269,294	22,307,892	69,324,202	62,215,670
Management fees and commissions	10,789,348	5,326,954	24,666,783	24,728,384

Total revenues	116,980,380	102,616,656	332,162,289	307,807,024

Operating Expenses:
Depreciation and amortization	24,363,892	21,384,144	67,802,952	62,405,535
Operating and maintenance	13,855,270	12,575,912	40,214,154	36,160,490
General and administrative	12,158,872	10,765,037	37,363,199	32,398,114
Real estate taxes	11,607,669	10,230,003	34,501,261	31,366,223
Other operating expense	1,625,455	(825,217)	3,346,281	4,564,905

Total operating expenses	63,611,158	54,129,879	183,227,847	166,895,267

Other Expense (Income):
Interest expense, net of interest income	20,514,545	20,165,746	60,215,090	59,263,519
Gain on sale of properties	(5,492,397)	(15,413,703)	(34,586,176)	(40,686,533)

Total other expense (income)	15,022,148	4,752,043	25,628,914	18,576,986

Income before minority interests	38,347,074	43,734,734	123,305,528	122,334,771

Minority interest of preferred units	(931,248)	(931,248)	(2,793,744)	(2,793,744)
Minority interest of exchangeable operating partnership units	(276,109)	(518,687)	(1,071,703)	(1,623,808)
Minority interest of limited partners	(241,315)	(15,922)	(757,241)	(4,790,966)
Equity in income of investments in real estate partnerships	1,676,739	578,448	6,245,425	995,331

Income from continuing operations	38,575,141	42,847,325	124,928,265	114,121,584

Discontinued Operations:
Operating income from discontinued operations	183,531	1,436,324	1,393,074	4,547,024
Gain on sale of properties	3,139,934	26,983	21,849,346	33,463,119

Income from discontinued operations	3,323,465	1,463,307	23,242,420	38,010,143

Net income	41,898,606	44,310,632	148,170,685	152,131,727

Preferred stock dividends	(4,918,791)	(4,918,749)	(14,756,373)	(14,756,329)

Net income for common stockholders	$36,979,815	39,391,883	$133,414,312	137,375,398

These consolidated statement of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

September 30, 2007

Total Debt Outstanding:	9/30/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$211,345,932	186,896,641
Variable rate secured loans	33,541,082	68,661,970
Unsecured debt offering fixed rate	1,597,143,160	1,198,826,887
Unsecured line of credit variable rate	110,000,000	121,000,000

Total	$1,952,030,174	1,575,385,498

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$1,093,495	—	36,377,127	37,470,622
2008	4,258,628	—	19,620,404	23,879,032
2009	4,337,918	—	59,131,480	63,469,398
2010	4,209,922	—	177,231,393	181,441,315
2011	4,272,634	110,000,000	251,157,268	365,429,902
2012	4,562,126	—	249,840,566	254,402,692
2013	3,874,419	—	16,689,820	20,564,239
2014	2,609,492	—	163,841,746	166,451,238
2015	2,060,655	—	400,387,366	402,448,021
2016	796,613	—	14,488,228	15,284,841
>10 years	336,909	—	420,906,086	421,242,995
Net unamortized debt discount	—	—	(54,121)	(54,121)

	$32,412,811	110,000,000	1,809,617,363	1,952,030,174

	9/30/07	12/31/06
Percentage of Total Debt:
Fixed	92.65%	87.96%
Variable	7.35%	12.04%

Current Average Interest Rates:(1)
Fixed	6.38%	6.53%
Variable	5.75%	5.88%
Effective Interest Rate	6.33%	6.45%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	December 25, 2013	October 28, 2012
Variable	May 29, 2010	May 16, 2007

Summary of Consolidated Debt

September 30, 2007

Lender	Secured Property	Rate	Maturity	9/30/07	12/31/06
Fixed Rate Loans:
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	$—	4,424,836
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	—	9,931,034
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,499,058	3,599,619
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,378,069	5,516,940
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,133,759	10,260,062
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,580,606	9,733,371
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,368,095	3,521,405
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,006,096	10,096,606
Debt Offering	Unsecured	8.450%	09/01/10	149,921,331	149,900,488
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,564,974	5,663,574
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,529,533	2,574,351
Debt Offering	Unsecured	7.950%	01/15/11	219,899,162	219,876,332
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	11,930,061	12,053,230
Debt Offering	Unsecured	7.250%	12/12/11	19,946,896	19,937,520
Debt Offering	Unsecured	6.750%	01/15/12	249,840,566	249,812,500
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	20,936,606	21,427,100
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,738,820	6,103,099
TIAA	Northgate Square	5.640%	01/10/14	6,757,338	—
Debt Offering	Unsecured	4.950%	04/15/14	149,753,403	149,724,862
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,121,119	9,341,372
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,499,062	8,647,053
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	2,130,707	2,288,178
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,612,520	349,575,185
Municipal Tax Bonds Payable	Friar's Mission	7.600%	09/02/15	949,485	949,485
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	3,969,540	4,218,054
TIAA	Naples Walk	6.150%	08/11/16	18,052,155	—
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,739,944	10,978,707
Debt Offering	Unsecured	5.875%	06/15/17	398,169,282	—
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,517,183	—
TIAA	Westchase	5.520%	07/10/18	8,997,843	—
Net unamortized (discounts) premiums on assumed debt of acquired properties				(54,121)	1,568,565

Total Fixed Rate Debt				$1,808,489,092	1,385,723,528

Variable Rate Loans:
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	—	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	Shops at Arizonia	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	6,041,082	6,161,970
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	02/11/11	$110,000,000	121,000,000

Total Variable Rate Debt				$143,541,082	$189,661,970

Total				$1,952,030,174	1,575,385,498

Summary of Preferred Units and Stock

September 30, 2007

	Distribution Rate	Issuance Rate	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:
Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

September 30, 2007

Date	Property Name	JV	City/State	Total GLA	Purchase Price	Regency's Share	Yield		Anchor Tenant
Consolidated:
Apr-07	Fairfax Shopping Center		Fairfax, VA	85,482	$26,969,000	$26,969,000	6.76	%(1)	NA
Jun-07	Corkscrew Village		Ft. Myers, FL	82,011	$16,081,663	$16,081,663	5.73%		Publix
Jul-07	Northgate Shopping Center		Tampa, FL	75,495	$14,518,032	$14,518,032	5.73%		Publix
Jul-07	Publix at Westchase		Tampa, FL	75,998	$15,299,555	$15,299,555	5.73%		Publix
Jul-07	Naples Shopping Center		Naples, FL	125,490	$33,115,895	$33,115,895	5.73%		Publix

	Total			444,476	$105,984,145	$105,984,145	5.99%

Unconsolidated:
Acquisitions from 3rd Parties:
Jan-07	Centennial Crossroads	Macquarie	Las Vegas, NV	105,414	$23,000,000	$5,750,000	6.20%		Vons, Target (NAP)
Apr-07	Shorewood Crossing II	Oregon	Chicago, IL	86,276	$12,000,000	$2,400,000	7.44%		Staples, PETCO
Aug-07	DESCO Portfolio (32 Centers)	MCW-DESCO	St. Louis, MO	2,987,253	$396,200,000	$64,778,700	6.30%		Schnucks

	Total			3,178,943	$431,200,000	$72,928,700	6.33%

Regency Contributions:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$12,197,600	6.02%		Krikorian Theatres, Sprouts Market
Sep-07	Orchards Market Center	RRP	Portland, OR	51,959	$8,919,000	$1,783,800	6.56%		PETCO, Joann Fabrics

	Total			235,968	$69,907,000	$13,981,400	6.09%

	Total Acquisitions from 3rd Parties			3,623,419	$537,184,145	$178,912,845	6.13%

	Total Acquisitions including Regency Contributions			3,859,387	$607,091,145	$192,894,245	6.13%

RRP—Regency owns 20%

Oregon—Regency owns 20%

Macquarie—Regency owns 25%

MCW-DESCO—Regency owns 16.4%

(1)	Fairfax will be redeveloped. Reported yield is estimated at completion of redevelopment.

Operating Property Dispositions

September 30, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency's Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Apr-07	Regency Court		Jacksonville, FL	218,649	$25,254,000	$25,254,000	7.97%	Sports Authority
Jul-07	Valley Ranch		Coppell, TX	117,187	$15,850,000	$15,850,000	7.32%	Tom Thumb

				335,836	$41,104,000	$41,104,000	7.72%

Unconsolidated:
Mar-07	Somerset Crossing	Macquarie	Gainesville, VA	104,128	$33,350,000	$8,337,500	5.97%	Shoppers Food
Jul-07	Jetton Village	CalSTRS	Cornelius, NC	70,097	$13,200,000	$3,300,000	6.32%	Harris Teeter
Aug-07	First Colony	MCW II	Houston, TX	111,675	$13,500,000	$3,368,250	7.42%	Randall's - dark

				285,900	$60,050,000	$15,005,750	6.37%

	Total Dispositions			621,736	$101,154,000	$56,109,750	7.36%

Macquarie—Regency owns 25%

MCW II—Regency owns 24.95%

CalSTRS—Regency owns 25%

Development Sales

September 30, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency's Share of Sales Price	Regency's Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$48,790,400	6.02%	Krikorian Theatres, Sprouts Mar
Sep-07	Orchard Market Center	RRP	Portland, OR	51,959	$8,919,000	$7,135,200	6.56%	PETCO, Joann Fabrics

				235,968	$69,907,000	$55,925,600	6.09%

Sales to Third Parties:
May-07	Alameda Bridgeside Shopping Center		Alameda, CA	105,118	$40,500,000	$40,500,000	5.84%	Nob Hill
Jun-07	Spring West Center		Spring, TX	144,060	$18,570,000	$18,570,000	NA

				249,178	$59,070,000	$59,070,000	5.84%

	Total Development Sales			485,146	$128,977,000	$114,995,600	5.98%

RRP—Regency owns 20%

Note: See Acquisitions on page 11 for additional information on sales to joint ventures.

In-Process Developments

September 30, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	07/01/08	$45,437,512	$69,623,391	$42,390,688	9.22%	9.22%	179,060	0%	498,752	64%
Clayton Valley Shopping Center	CA	Fremont	NA	12/01/08	60,099,175	60,187,891	9,177,577	9.02%	9.02%	260,853	72%	260,853	72%
Golden Hills Promenade	CA	San Luis Obispo-Pasa Robles	Lowe’s	10/01/08	35,188,112	41,223,637	27,894,816	9.64%	8.64%	284,163	60%	284,163	60%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	08/01/08	78,615,682	100,743,288	71,825,141	9.28%	9.28%	355,469	28%	591,303	56%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	04/01/08	17,308,854	20,271,219	13,687,564	8.67%	8.16%	72,619	69%	79,519	63%
Shops at Santa Barbara	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	06/01/10	38,938,446	46,085,411	27,237,255	7.80%	7.80%	63,657	95%	63,657	95%
Vine at Castaic	CA	Los Angeles-Long Beach Santa Ana	NA	10/01/07	10,731,562	12,160,242	2,769,277	9.08%	8.33%	30,236	70%	33,736	74%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,175,287	11,073,931	1,488,709	11.07%	11.07%	22,491	52%	206,796	95%
Loveland Shopping Center	CO	Fort Collins-Loveland	Gold’s Gym	12/01/06	7,262,405	7,307,405	734,592	10.49%	10.49%	93,142	45%	93,142	45%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	5,952,550	22,695,868	6,903,398	9.83%	9.83%	15,345	0%	113,510	86%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,935,117	16,909,978	2,779,949	7.60%	7.60%	54,926	83%	54,926	83%
Hibernia Pavilion	FL	Jacksonville	Publix	06/01/08	9,443,824	9,984,839	6,937,033	8.78%	8.78%	51,124	77%	51,124	77%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,646,085	6,046,136	441,567	10.73%	10.73%	8,400	17%	23,220	70%
Horton's Corner	FL	Jacksonville	Walgreens	09/01/08	4,626,636	6,126,636	4,062,387	8.21%	8.21%	14,820	100%	14,820	100%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,691,075	19,734,733	3,676,675	10.12%	10.12%	73,719	77%	88,539	81%
Chapel Hill Centre	GA	Atlanta-Sandy Springs- Marietta	Kohl’s	10/01/06	9,986,525	15,101,209	4,031,964	7.48%	7.48%	66,970	12%	189,683	69%
Airport Crossing	IN	Chicago-Naperville- Joliet	Kohl’s	10/01/07	4,101,475	7,792,697	2,477,028	9.88%	8.93%	11,922	0%	101,833	88%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	10/01/08	5,364,199	12,646,424	4,538,534	10.26%	10.26%	23,122	0%	139,554	83%
Shops at Saugus	MA	Boston-Cambridge- Quincy	La-Z-Boy	09/01/08	36,277,556	36,277,556	22,471,136	7.33%	7.13%	100,283	36%	103,483	38%
Village at Lee Airport	MD	Baltimore-Towson	Giant	11/01/08	25,255,653	25,385,653	22,940,374	9.70%	9.43%	129,340	77%	204,340	49%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/08	6,951,281	9,231,281	5,265,420	8.91%	8.91%	21,049	35%	168,540	92%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,927,204	12,927,204	5,499,469	9.86%	9.86%	74,098	77%	74,098	77%
Merrimack Shopping Center	NH	Manchester-Nashua	Shaw’s	05/01/06	13,577,329	13,721,453	610,644	8.10%	8.10%	91,692	74%	91,692	74%
Anthem Highland	NV	Las Vegas-Paradise	Albertsons	01/01/07	20,467,389	23,961,065	501,902	12.47%	10.24%	119,313	90%	125,313	90%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	10/01/08	123,295,605	140,141,513	85,680,848	9.08%	9.08%	565,158	19%	697,518	34%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	03/01/09	17,622,482	28,918,975	10,270,996	9.74%	9.74%	215,219	86%	215,219	86%
Wadsworth Crossing	OH	Cleveland-Elyria- Mentor	Bed, Bath and Beyond, Office Max	02/01/07	26,387,882	26,387,882	5,359,214	8.34%	8.05%	107,731	71%	474,453	93%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	03/01/08	17,016,068	17,016,068	10,820,345	8.10%	8.10%	83,360	70%	83,360	70%
Hillsboro-Mervyn's	OR	Portland-Vancouver- Beaverton	Best Buy, Sports Authority	03/01/08	17,906,747	17,906,747	4,507,419	11.41%	11.41%	76,844	100%	76,844	100%
Tanasbourne Market	OR	Portland-Vancouver- Beaverton	Whole Foods	02/01/08	13,615,569	15,108,759	2,857,456	8.23%	8.23%	71,000	93%	71,000	93%
Kulpsville Village Center	PA	Philadelphia-Camden- Wilmington	Walgreens	08/01/08	5,269,479	8,562,147	4,114,190	8.44%	8.44%	14,820	100%	14,820	100%
Market at Buckwalter Place	SC	Hilton Head Island- Beaufort	Publix	09/01/08	13,046,695	15,218,041	11,519,565	9.48%	9.48%	79,301	59%	79,301	59%
Orangeburg	SC	Charleston-North- Charleston	Walgreens	12/01/07	4,259,447	4,259,447	522,616	8.01%	8.01%	14,820	100%	14,820	100%
Lebanon Center	TN	Nashville-Davidson- Murfreesboro	Publix	09/01/07	10,117,959	10,505,130	621,767	9.31%	9.31%	63,802	78%	63,802	78%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	06/01/08	7,868,696	11,720,156	7,344,253	10.70%	10.70%	28,134	20%	109,398	79%
Rockwall Town Center	TX	Dallas-Fort Worth- Arlington	Kroger	03/01/06	8,667,653	12,872,402	441,725	10.72%	10.72%	45,969	77%	119,739	91%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	94,156,041	103,209,162	36,608,823	8.64%	8.43%	352,438	71%	352,438	71%

In-Process Developments

September 30, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
South Shore Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	04/01/07	5,389,837	9,987,644	702,677	13.92%	13.92%	27,939	58%	109,409	89%
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	03/01/09	6,982,791	12,142,720	7,314,041	11.57%	11.57%	24,520	19%	127,504	84%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/01/08	35,234,362	55,489,918	17,024,983	8.95%	8.95%	184,176	45%	311,050	67%

In-Process Developments

September 30, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Culpeper Colonnade	VA	None	PetSmart, Target	03/01/07	20,752,656	27,523,267	3,815,573	8.40%	7.98%	93,388	67%	220,695	86%
Shops at County Center	VA	Washington-Arlington- Alexandria	Harris Teeter	03/01/07	17,614,304	22,915,884	2,901,090	12.69%	11.40%	108,065	90%	108,065	90%
Shops at Stonewall	VA	Washington-Arlington- Alexandria	Wegmans	01/01/09	51,892,149	51,892,149	34,350,919	8.98%	8.98%	318,332	77%	318,332	77%
Lynnwood-Mervyn’s	WA	Seattle-Tacoma- Bellevue	H Mart	07/01/08	9,848,034	9,848,034	1,837,083	11.92%	11.92%	77,028	100%	77,028	100%
Orchards Phase II	WA	Portland-Vancouver- Beaverton	Sportsman’s Warehouse	10/01/06	22,820,189	22,820,189	5,110,297	8.79%	8.79%	126,218	94%	126,218	94%
Puyallup-Mervyn’s	WA	Seattle-Tacoma- Bellevue	JCPenney	03/01/08	7,022,190	7,022,190	546,480	10.37%	10.37%	76,682	100%	76,682	100%

Total Consolidated					$1,014,747,765	$1,238,687,571	$544,615,457	9.17%	9.02%	4,972,757	59%	7,504,291	72%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,764,027	19,670,742	13,772,379	9.65%	9.65%	90,043	62%	90,043	62%
Lorton Station Town Center	VA	Washington-Arlington- Alexandria	NA	01/01/08	2,362,857	4,852,296	1,146,438	12.49%	12.49%	12,630	14%	12,630	14%

Total Unconsolidated					$21,126,884	$24,523,038	$14,918,817	9.97%	9.97%	102,673	56%	102,673	56%

Total					$1,035,874,649	$1,263,210,609	$559,534,274	9.19%	9.03%	5,075,430	59%	7,606,964	72%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.37%.
(3)	East San Marco Condo and Retail has moved to Land Held for Future Development or Sale.

Projected Development Funding, Stabilizations and Land Held

September 30, 2007

In-Process Developments Projected Funding (1)

($ Thousands)

Q4 2007E	Q1 2008E	Q2 2008E	Q3 2008E	Q4 2008E	2009+E
$130,000 - $ 150,000	$100,000 - $ 120,000	$80,000 - $ 100,000	$60,000 - $ 80,000	$60,000 - $ 80,000	$50,000 - $ 70,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q4 2007E	Q1 2008E	Q2 2008E	Q3 2008E	Q4 2008E	2009+E
Gross Dev. Costs:		$110,000 - $120,000	$95,000 - $105,000	$150,000 - $160,000	$170,000 - $180,000	$135,000 - $145,000	$555,000 -$595,000
Net Dev. Costs:	$430,000	$100,000 - $110,000	$70,000 - $ 85,000	$130,000 - $140,000	$145,000 - $ 155,000	$100,000 - $110,000	$435,000 -$475,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
20	$139,476	$450,000 - $500,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

September 30, 2007

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-07	Shops at Johns Creek	FL	NA	11/01/05	$3,006,014	10.56%	15,490	100%
Jun-07	Alameda Bridgeside Shopping Center	CA	Nob Hill	03/01/07	$29,488,414	8.03%	106,118	87%
Jun-07	Regency Commons	OH	NA	06/01/05	$7,494,827	9.44%	30,770	68%
Jun-07	Soquel Canyon Crossing	CA	Rite Aid	04/01/07	$9,447,722	9.81%	38,926	97%
Jun-07	Spring West Center	TX	NA	NA	$17,581,497	N/A	29,314	19%
Jun-07	Vista Village IV	CA	NA	11/01/06	$4,737,269	7.81%	17,234	92%
Sep-07	Augusta Center	IN	Menards	10/01/07	$7,885,905	8.72%	228,524	97%
Sep-07	Clovis	CA	PetSmart, Target	03/01/06	$43,577,319	8.10%	326,508	98%
Sep-07	Marketplace at Briargate	CO	King Soopers	08/01/07	$5,124,815	13.72%	95,075	94%
Sep-07	Silver Spring Square	PA	Target, Wegman’s	07/01/07	$66,905,503	8.06%	485,528	94%

					$195,249,284	8.45%	1,373,487	93%

Unconsolidated:
Mar-07	Shoppes at Bartram Park Ph II	FL	Publix	10/16/04	$4,673,432	12.14%	28,345	92%
Sep-07	Seal Beach Center	CA	Vons	03/01/08	$21,405,209	10.98%	102,235	93%

					$26,078,641	11.19%	130,580	93%

	Total Development Stabilizations				$221,327,925	8.80%	1,504,067	93%

Unconsolidated Investments

September 30, 2007

							Regency
Joint Venture Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 9/30/07	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	20	2,785,828	$455,002,452	$205,416,327	Various	20.00%	$41,083,265	$48,209,034	$1,971,289
(JV-CCV)	Cameron Village	1	635,418	115,804,571	47,300,000	Wachovia	30.00%	14,190,000	20,419,010	(30,353)

		21	3,421,246	570,807,023	252,716,327

Macquarie CountryWide
(JV-M, JV-MD)	Various	50	5,138,286	702,285,304	402,957,398	Various	25.00%	100,739,350	60,073,593	5,542,331
(JV-M2, JV-M3)	Various	96	11,841,947	2,624,396,164	1,608,158,974	Various	24.95%	401,235,664	221,237,239	(2,849,567)

		146	16,980,233	3,326,681,468	2,011,116,372

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,987,253	421,085,027	211,231,830	Various	16.35%	34,542,594	29,572,161	(230,555)

CalSTRS
(JV-RC)	Various	8	825,798	167,727,094	85,447,344	Various	25.00%	21,361,836	17,284,373	547,808

Regency Retail Partners
(JV-RRP)	Various	5	614,970	152,452,219	76,700,000	Wachovia	20.00%	15,281,994	10,541,314	204,750

Publix
(JV-O)	Shoppes at Bartram Park	1	118,014	22,138,290	—	—	50.00%	—	10,845,658	302,026
(JV-O)	Valleydale Village	1	118,466	11,989,603	—	—	50.00%	—	5,672,729	164,556
(JV-O)	Regency Village	1	83,170	18,052,234	—	—	50.00%	—	9,290,401	183,676
(JV-O)	Queensborough	1	82,333	4,642,296	—	—	50.00%	—	3,161,319	226,078
(JV-O)	Canopy Oak Center	1	90,043	6,300,939	—	—	50.00%	—	3,465,908	(57)

		5	492,026	63,123,362	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,499,327	—	—	50.00%	—	4,971,659	(160)
(JV-O)	Indian Springs Center	1	136,625	20,192,483	27,000,000	Wells Fargo	50.00%	13,500,000	(3,267,989)	251,697

		1	136,625	29,691,810	27,000,000

Individual Investors
(JV-O)	Shops of San Marco	1	96,408	16,763,327	10,582,414	Wachovia	50.00%	5,291,207	2,514,301	237,418
(JV-O)	East San Marco (1)	—	—	10,896,697	5,706,343	Wachovia	50.00%	2,853,172	2,662,742	(275,512)

		219	25,554,559	$4,759,228,027	$2,680,500,630			$650,079,081	$446,653,453	$6,245,425

(1)	Land held for future development

Unconsolidated Balance Sheets

September 30, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost
Land	$2,010,601,510	1,879,526,551
Buildings and improvements	2,659,934,168	2,337,053,038

Real estate, at cost	4,670,535,678	4,216,579,589
Less: accumulated depreciation	313,297,849	225,316,286

	4,357,237,829	3,991,263,303
Properties in development	45,237,612	38,125,358

Net real estate investments	4,402,475,441	4,029,388,661

Cash and cash equivalents	49,612,483	43,169,862
Tenant receivables, net of allowance for uncollectible accounts	64,138,807	64,194,166
Deferred costs, less accumulated amortization	23,865,004	21,623,646
Acquired lease intangible assets, net	213,174,781	200,835,015
Other assets	5,961,511	6,463,534

	$4,759,228,027	4,365,674,884

Liabilities and Equity
Liabilities:
Notes payable	$2,680,500,630	2,435,229,413
Accounts payable and other liabilities	66,654,367	60,789,208
Tenants’ security and escrow deposits	10,132,211	9,506,071
Acquired lease intangible liabilities, net	90,386,417	69,335,597

Total liabilities	2,847,673,625	2,574,860,289

Equity:
Equity—Regency Centers	471,661,498	460,457,047
Equity—Third parties	1,439,892,904	1,330,357,548

Total equity	1,911,554,402	1,790,814,595

	$4,759,228,027	4,365,674,884

Unconsolidated Balance Sheets—Regency’s Pro-Rata Share

September 30, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost	$1,134,225,476	1,061,545,851
Less: accumulated depreciation	78,755,004	56,913,660

	1,055,470,472	1,004,632,191
Properties in development	19,108,656	16,702,199

Net real estate investments	1,074,579,128	1,021,334,390

Cash and cash equivalents	12,659,392	11,185,725
Tenant receivables, net of allowance for uncollectible accounts	16,429,835	16,610,936
Deferred costs, less accumulated amortization	5,988,317	5,572,490
Acquired lease intangible assets, net	49,440,038	50,175,502
Other assets	1,954,686	1,924,415

	$1,161,051,396	1,106,803,457

Liabilities and Equity
Liabilities:
Notes payable	$650,079,081	610,777,427
Accounts payable and other liabilities	16,571,641	15,805,032
Tenants’ security and escrow deposits	2,581,280	2,461,799
Acquired lease intangible liabilities, net	20,157,896	17,302,152

Total liabilities	689,389,898	646,346,410

Equity:
Equity—Regency Centers	471,661,498	460,457,047

	$1,161,051,396	1,106,803,457

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accounting principles. However, management believes that providing such information is useful to investors assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended

September 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$88,385,862	78,162,451	$253,513,436	234,258,071
Percentage rent	569,193	649,017	2,553,072	2,266,028
Recoveries from tenants	24,002,673	21,683,998	69,033,613	63,510,179
Other income	1,937,610	2,590,843	6,215,868	4,806,418

Total revenues	114,895,338	103,086,309	331,315,989	304,840,696

Operating expenses:
Operating and maintenance	15,355,505	14,022,806	46,385,933	41,783,392
Real estate taxes	13,495,349	11,733,301	38,739,346	35,733,651

Total operating expenses	28,850,854	25,756,107	85,125,279	77,517,043

Net operating income	86,044,484	77,330,202	246,190,710	227,323,653

Other expense (income):
General and administrative	1,974,094	1,658,729	7,722,704	5,719,010
Depreciation and amortization expense	45,467,431	42,080,067	131,250,169	130,444,113
Interest expense, net	34,512,963	31,965,531	100,105,811	93,666,565
Gain on sale of real estate	(2,642,408)	(1,906,270)	(10,554,754)	(6,806,295)
Other expense	34,727	40,213	102,912	126,125

Total other expense (income)	79,346,807	73,838,270	228,626,842	223,149,518

Net income	$6,697,677	3,491,932	$17,563,868	4,174,135

Unconsolidated Statements of Operations—Regency's Pro-Rata Share

For the periods ended September 30, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$21,749,604	19,773,602	$63,119,401	59,271,896
Percentage rent	139,604	163,746	642,392	577,504
Recoveries from tenants	5,884,282	5,452,706	17,139,389	15,947,611
Other income	489,255	651,870	1,562,892	1,202,913

Total revenues	28,262,745	26,041,924	82,464,074	76,999,924

Operating expenses:
Operating and maintenance	3,814,230	3,571,230	11,624,607	10,623,115
Real estate taxes	3,291,091	2,934,997	9,566,633	8,939,477

Total operating expenses	7,105,321	6,506,227	21,191,240	19,562,592

Net operating income	21,157,424	19,535,697	61,272,834	57,437,332

Other expense (income):
General and administrative	573,387	395,730	1,966,209	1,383,675
Depreciation and amortization expense	11,044,205	10,640,847	32,529,687	32,943,074
Interest expense, net	8,446,138	8,030,006	24,761,828	23,542,359
Loss (gain) on sale of real estate	(626,605)	(475,613)	(2,604,713)	(1,641,595)
Other expense (income)	43,560	366,279	(1,625,602)	214,488

Total other expense (income)	19,480,685	18,957,249	55,027,409	56,442,001

Net (loss) income	$1,676,739	578,448	$6,245,425	995,331

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Summary of Unconsolidated Debt

September 30, 2007 and December 31, 2006

Total Debt Outstanding:	9/30/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$2,531,105,242	2,305,939,793
Variable rate secured loans	65,684,006	47,234,600
Unsecured line of credit variable rate	83,711,382	82,055,020

Total	$2,680,500,630	2,435,229,413

Percentage of Total Debt:	9/30/07	12/31/06
Fixed	94.43%	94.69%
Variable	5.57%	5.31%

Current Average Interest Rates:(1)
Fixed	5.29%	5.20%
Variable	5.95%	6.43%
Effective Interest Rate	5.32%	5.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 28, 2012	April 30, 2012
Variable	May 28, 2010	October 7, 2007

Summary of Unconsolidated Debt - Regency's Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$617,850,890	579,736,139
Variable rate secured loans	10,741,260	11,785,033
Unsecured line of credit variable rate	21,486,931	19,256,255

Total	$650,079,081	610,777,427

Leasing Statistics—Wholly-Owned and Regency's Pro-Rata Share of Joint

Ventures

September 30, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	355	736,925	$18.62	$16.38	13.7%	6.3	$2.17
2nd Quarter 2007	416	787,146	18.77	16.34	14.9%	5.4	2.34
1st Quarter 2007	354	637,035	19.77	17.52	12.8%	5.8	1.49
4th Quarter 2006	330	663,651	18.48	16.72	10.5%	5.1	1.13

Total—12 months	1,455	2,824,757	$18.98	$16.69	13.7%	5.7	$1.81

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	96	214,126	$19.40	$15.40	26.0%	8.0	$6.78
2nd Quarter 2007	106	166,655	26.92	20.92	28.7%	6.2	9.34
1st Quarter 2007	96	180,901	23.01	19.68	16.9%	6.1	4.94
4th Quarter 2006	90	145,018	17.94	15.87	13.0%	6.6	4.45

Total—12 months	388	706,700	$21.80	$18.03	20.9%	6.8	$6.40

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	259	522,800	$18.23	$16.66	9.4%	5.6	$0.28
2nd Quarter 2007	310	620,491	16.59	15.01	10.5%	5.2	0.46
1st Quarter 2007	258	456,134	18.65	16.77	11.2%	5.7	0.12
4th Quarter 2006	240	518,633	18.64	16.98	9.8%	4.7	0.19

Total—12 months	1,067	2,118,058	$18.03	$16.24	11.0%	5.3	$0.28

Leasing Statistics—Wholly-Owned and 100% of Joint Ventures

September 30, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	355	1,188,663	$18.47	$16.26	13.6%	6.0	$2.22
2nd Quarter 2007	416	1,400,472	18.46	16.09	14.7%	6.0	2.55
1st Quarter 2007	354	1,112,176	18.31	16.23	12.8%	5.6	1.10
4th Quarter 2006	330	995,597	18.45	16.71	10.4%	5.4	1.02

Total—12 months	1,455	4,696,908	$18.45	$16.32	13.0%	5.8	$1.80

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	96	337,085	$18.70	$14.85	25.9%	8.0	$6.69
2nd Quarter 2007	106	293,882	24.63	19.37	27.2%	6.4	9.06
1st Quarter 2007	96	263,648	23.10	19.78	16.8%	6.0	4.23
4th Quarter 2006	90	251,182	17.84	15.83	12.7%	6.6	3.53

Total—12 months	388	1,145,797	$21.04	$17.37	21.1%	6.8	$6.02

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2007	259	851,578	$18.38	$16.80	9.4%	5.1	$0.45
2nd Quarter 2007	310	1,106,590	16.82	15.22	10.5%	5.9	0.82
1st Quarter 2007	258	848,528	16.82	15.12	11.2%	5.5	0.13
4th Quarter 2006	240	744,415	18.65	17.00	9.7%	5.0	0.18

Total—12 months	1,067	3,551,111	$17.62	$15.99	10.2%	5.5	$0.43

Average Base Rent by State—Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

September 30, 2007

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.2%	80.3%	$725,114	0.2%	$11.57
Arizona	4	409,967	1.3%	98.8%	6,224,691	1.5%	15.37
California	71	6,477,144	20.5%	88.2%	111,964,823	27.8%	21.76
Colorado	21	1,445,257	4.6%	91.4%	16,345,317	4.1%	12.73
Connecticut	1	44,875	0.1%	100.0%	997,891	0.2%	22.24
Delaware	5	343,801	1.1%	94.9%	4,219,876	1.0%	12.94
District of Columbia	2	9,903	0.0%	78.2%	355,180	0.1%	51.24
Florida	59	4,799,013	15.2%	94.5%	54,030,141	13.4%	12.78
Georgia	32	1,741,484	5.5%	91.0%	24,134,898	6.0%	15.22
Illinois	24	949,703	3.0%	95.1%	11,167,964	2.8%	12.42
Indiana	6	102,238	0.3%	64.0%	1,075,277	0.3%	17.83
Kentucky	3	98,790	0.3%	72.6%	671,710	0.2%	9.36
Maryland	18	600,518	1.9%	92.6%	7,557,946	1.9%	16.79
Massachusetts	3	419,042	1.3%	81.0%	4,626,309	1.1%	15.26
Michigan	4	303,457	1.0%	90.4%	3,547,158	0.9%	13.29
Minnesota	3	120,835	0.4%	96.3%	1,448,056	0.4%	12.48
Missouri	23	371,025	1.2%	98.1%	3,241,041	0.8%	10.11
Nevada	3	709,237	2.2%	33.5%	1,651,508	0.4%	15.40
New Hampshire	2	125,173	0.4%	80.6%	1,418,702	0.4%	14.55
New Jersey	2	39,042	0.1%	97.8%	627,704	0.2%	16.45
North Carolina	15	1,267,870	4.0%	94.0%	15,120,389	3.8%	13.38
Ohio	16	2,072,218	6.5%	85.5%	16,781,908	4.2%	11.44
Oregon	11	823,337	2.6%	95.2%	8,892,286	2.2%	15.40
Pennsylvania	13	851,334	2.7%	93.2%	9,653,390	2.4%	18.57
South Carolina	10	302,617	1.0%	87.0%	2,333,437	0.6%	11.59
Tennessee	8	504,664	1.6%	95.2%	6,343,116	1.6%	13.22
Texas	37	3,690,483	11.7%	87.1%	49,301,746	12.2%	16.42
Virginia	34	2,075,393	6.6%	90.7%	26,300,560	6.5%	17.55
Washington	13	817,535	2.6%	98.5%	11,345,993	2.8%	18.70
Wisconsin	2	67,147	0.2%	97.7%	496,791	0.1%	7.57

Total All Properties	447	31,661,106	100.0%	89.4%	$402,600,922	100.0%	$15.87

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State—Wholly-Owned and 100% of Joint Ventures

September 30, 2007

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	83.5%	$1,854,437	0.3%	$11.47
Arizona	4	496,073	1.0%	98.7%	7,442,572	1.1%	15.20
California	71	9,394,868	18.4%	90.2%	161,617,968	24.4%	20.73
Colorado	21	2,333,513	4.6%	92.8%	26,647,191	4.0%	12.84
Connecticut	1	179,860	0.4%	100.0%	3,999,564	0.6%	22.24
Delaware	5	654,779	1.3%	90.6%	7,737,179	1.2%	13.04
District of Columbia	2	39,646	0.1%	79.4%	1,422,516	0.2%	51.25
Florida	59	6,260,763	12.3%	94.5%	70,860,943	10.7%	12.75
Georgia	32	2,736,759	5.4%	92.3%	36,377,630	5.5%	14.40
Illinois	24	2,901,849	5.7%	96.1%	33,620,094	5.1%	12.11
Indiana	6	273,254	0.5%	81.9%	3,465,963	0.5%	15.84
Kentucky	3	325,792	0.6%	88.1%	2,686,839	0.4%	9.36
Maryland	18	2,058,337	4.0%	95.6%	30,661,829	4.6%	16.63
Massachusetts	3	567,265	1.1%	85.8%	6,079,516	0.9%	13.50
Michigan	4	303,457	0.6%	90.4%	3,547,158	0.5%	13.29
Minnesota	3	483,938	0.9%	96.3%	5,800,107	0.9%	12.48
Missouri	23	2,262,346	4.4%	98.1%	19,762,445	3.0%	10.11
Nevada	3	783,535	1.5%	39.7%	2,625,000	0.4%	14.53
New Hampshire	2	125,173	0.2%	80.6%	1,418,702	0.2%	14.55
New Jersey	2	156,482	0.3%	97.8%	2,515,849	0.4%	16.45
North Carolina	15	2,122,823	4.2%	92.9%	25,700,097	3.9%	13.64
Ohio	16	2,270,917	4.4%	86.7%	17,551,010	2.6%	11.40
Oregon	11	1,089,386	2.1%	95.4%	12,262,533	1.9%	14.73
Pennsylvania	13	1,648,536	3.2%	93.6%	20,045,481	3.0%	15.83
South Carolina	10	616,148	1.2%	92.4%	5,742,868	0.9%	11.31
Tennessee	8	576,614	1.1%	95.7%	7,234,492	1.1%	13.13
Texas	37	4,437,523	8.7%	88.7%	60,337,904	9.1%	16.25
Virginia	34	4,151,800	8.1%	93.4%	62,577,937	9.4%	17.94
Washington	13	1,332,544	2.6%	98.4%	18,955,766	2.9%	17.04
Wisconsin	2	269,128	0.5%	97.7%	1,991,147	0.3%	7.57

Total All Properties	447	51,046,666	100.0%	91.8%	$662,542,735	100.0%	$15.31

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Northeast Region
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	82.3%	82.3%	—	11,833	Trader Joe’s	$34.78
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,834	4,200	75.3%	75.3%	—	—	—	$70.83

			DC			39,646	9,903	79.4%	79.4%	—	11,833

First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,668	41,085	91.5%	91.5%	—	57,319	Shop Rite	$13.95
Newark Shopping Center	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1987	183,017	45,663	75.7%	75.7%	—	—	—	$9.81
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	98.7%	98.7%	—	49,069	Acme Markets, K-Mart	$11.89
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,676	16,636	100.0%	100.0%	—	—	—	$18.40
White Oak—Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

			DE			654,779	343,801	90.6%	94.9%	—	106,388

Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%	—	10,150	Trader Joe’s	$22.24

			CT			179,860	44,875	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Manchester-Nashua	2004	33,481	33,481	100.0%	100.0%	—	—	—	$19.85
Merrimack Shopping Center			NH	Manchester-Nashua	2004	91,692	91,692	73.5%	73.5%	—	53,146	Shaw’s	$11.78

			NH			125,173	125,173	80.6%	80.6%	—	53,146

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.77
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	94.0%	94.0%	—	21,750	Giant Food	$17.65
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	98.8%	98.8%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.33
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	97.2%	97.2%	—	70,057	Shoppers Food Warehouse	$17.84
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.19
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,027	20,216	98.0%	98.0%	—	10,370	Trader Joe’s	$33.48
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	100.0%	100.0%	—	—	—	$34.43
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	97.4%	97.4%	—	—	—	$17.94
King Farm Apartments	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	64,775	16,194	74.3%	74.3%	—	—	—	$14.27
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	120,326	30,082	99.0%	99.0%	—	53,754	Safeway	$24.66
Lee Airport			MD	Baltimore-Towson	2005	129,340	129,340	77.3%	77.3%	—	60,000	Giant Food	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,124	38,953	94.8%	94.8%	—	45,100	Food Lion	$21.20
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1987	98,016	24,455	98.5%	98.5%	—	49,028	Shoppers Food Warehouse	$13.69
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	96.7%	96.7%	—	41,223	Super Fresh	$12.18
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,147	31,224	94.5%	94.5%	—	44,264	Shoppers Food Warehouse	$14.83
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	99.2%	99.2%	—	63,643	Shoppers Food Warehouse	$9.95
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,920	61,856	100.0%	100.0%	—	—	—	$14.49
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	98.5%	98.5%	—	43,205	Safeway	$18.01
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	64,682	16,138	94.0%	94.0%	—	—	—	$22.94

			MD			2,058,337	600,518	95.6%	92.6%	49,000	584,965

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	100,283	100,283	36.0%	36.0%	—	—	—	NA
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%	—	59,970	Stop & Shop, BJ's Wholesale	$9.87
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	94.5%	94.5%	—	62,500	Shaw’s, Marshall's	$16.01

			MA			567,265	419,042	85.8%	81.0%	—	122,470

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	90.2%	90.2%	—	22,075	Ahart Market	$12.73
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,669	39,837	91.4%	91.4%	—	—	—	$16.11
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	93.8%	93.8%	—	10,610	Trader Joe’s	$23.26
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.7%	95.7%	—	57,935	Redner’s Market	$11.02
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	93.7%	93.7%	—	25,673	Shop ’N Bag	$14.84
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$17.73
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	92.5%	92.5%	—	56,226	Acme Markets	$14.57
Silver Spring Square			PA	Harrisburg-Carlisle	2005	346,151	346,151	91.7%	91.7%	139,377	130,000	Wegmans, (Target)	$20.74
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	91.7%	91.7%	—	73,000	Valley Farm Market	$7.09
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1990	122,916	30,668	95.9%	95.9%	—	40,750	Genuardi’s	$15.72
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.6%	96.6%	—	50,658	Genuardi’s	$17.18

			PA			1,648,536	851,334	93.6%	93.2%	139,377	517,635

601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	100.0%	100.0%	—	—	—	$49.13
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	92.1%	92.1%	—	48,999	Giant Food	$20.18
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	98.7%	98.7%	—	57,030	Shoppers Food Warehouse	$14.30
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%	—	57,860	Safeway	$17.49
Brafferton Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1997	97,872	24,419	98.0%	98.0%	—	43,520	Sport and Health Clubs	$14.54
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.47
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,155	25,987	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$15.96
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	96.0%	96.0%	—	55,163	Safeway	$16.05
Culpeper Colonnade			VA	None	2006	93,388	93,388	67.2%	67.2%	127,307	—	(Target)	$15.54
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	92.0%	92.0%	—	—	—	$17.45
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$22.10
Fortuna			VA	Washington-Arlington-Alexandria	2004	90,131	90,131	96.1%	96.1%	123,735	66,870	Shoppers Food Warehouse, (Target)	$29.53
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	97.6%	97.6%	—	49,837	Giant Food	$19.27
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	95.7%	95.7%	—	38,408	Ukrop’s	$13.15
Glen Lea Centre	JV-M2	24.95%	VA	Richmond	1969	78,494	19,584	54.3%	54.3%	—	—	—	$11.75

Portfolio Summary Report By Region

September 30, 2007

						JV's at 100%	REG's pro-rata share	JV's at 100%	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	345,935	86,311	98.2%	98.2%	—	62,319	Giant Food	$20.32
Hanover Village	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%	—	—	—	$9.36
Hollymead Town Center			VA	Charlottesville	2004	153,739	153,739	97.0%	97.0%	142,500	60,607	Harris Teeter, (Target)	$19.87
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	100.0%	100.0%	—	—	—	$32.20
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$22.55
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond	1977	64,992	16,216	95.5%	95.5%	49,000	49,000	(Ukrop's)	$15.10
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$18.68
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	39,177	7,835	100.0%	100.0%	—	—	—	$27.35
Lorton Town Center Phase II	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	12,630	2,526	14.0%	14.0%	—	—	—	NA
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	95.7%	95.7%	—	51,922	Safeway	$14.74
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	101,587	25,346	100.0%	100.0%	—	39,187	Giant Food	$17.25
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	108,065	108,065	89.9%	89.9%	—	52,409	Harris Teeter	$31.47
Signal Hill			VA	Washington-Arlington-Alexandria	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$18.07
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	88.5%	88.5%	—	65,003	Kroger	$8.21
Stonewall			VA	Washington-Arlington-Alexandria	2007	318,332	318,332	76.5%	76.5%	—	140,000	Wegmans	NA
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$17.26
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,281	59,656	95.7%	95.7%	—	48,424	Shoppers Food Warehouse, Gold's Gym	$19.57
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%	—	45,023	Ukrop's	$16.94
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	95.5%	95.5%	—	—	—	$19.39
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.97

			VA			4,151,800	2,075,393	93.4%	90.7%	442,542	1,452,640

Regional Totals						9,581,878	4,509,081	93.2%	90.7%	630,919	2,953,467

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,285	27,057	87.7%	87.7%	—	72,397	Dominick's	$15.14
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	87.8%	87.8%	—	64,762	Dominick's	$12.07
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%	—	56,726	Schnucks	$10.12
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	99.5%	99.5%	—	87,135	Super H Mart, Home Depot	$10.81
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,104	14,449	100.0%	100.0%	—	72,326	Schnucks	$8.71
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,866	14,246	100.0%	100.0%	—	54,554	Schnucks	$6.55
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	95.9%	95.9%	117,000	65,816	Dominick's, Linens-N- Things, (Target)	$13.04
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	92.8%	92.8%	—	64,937	Jewel /OSCO	$12.78
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	98.8%	98.8%	—	72,385	Dominick's	$14.62
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%	—	46,237	Schnucks	$8.28
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	97.3%	97.3%	—	64,922	Jewel /OSCO	$12.26
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	97.9%	97.9%	—	69,540	Dominick's	$12.74
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	96.2%	96.2%	—	76,170	Dominick's	$10.07
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	100.0%	100.0%	—	62,447	Schnucks	$10.49
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,007	33,684	87.8%	87.8%	—	63,863	Dominick's	$14.91
Riverside Sq & River's Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,436	42,274	100.0%	100.0%	—	74,495	Dominick's	$13.41
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick's	$11.08
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick's	$14.60
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%	—	—	—	$13.41
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	98.6%	98.6%	—	65,613	Dominick's	$14.60
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	97.7%	97.7%	—	63,000	Dominick's	$11.32
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%	—	70,017	Schnucks	$9.98
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,195	13,972	100.0%	100.0%	—	62,105	Schnucks	$10.99
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	87.2%	87.2%	—	51,304	Dominick's	$13.18

			IL			2,901,849	949,703	96.1%	95.1%	117,000	1,496,822

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,922	11,922	0.0%	0.0%	89,911	—	(Kohl's)	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,535	14,535	60.4%	60.4%	213,988	213,988	(Menards)	$29.39
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	95.6%	95.6%	—	62,273	Schnucks	$8.68
												(Gander Mountain), (Wal-Mart
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	45.1%	45.1%	265,798	50,000	Supercenter)	$19.60
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	85.1%	85.1%	64,000	64,000	(Kroger)	$17.99
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%	—	10,028	Trader Joe's	$21.37

			IN			273,254	102,238	81.9%	64.0%	633,697	400,289

Franklin Square	JV-M	25%	KY	Frankfort	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$9.10
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	96.7%	96.7%	—	60,000	Kroger	$9.90
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,122	23,122	0.0%	0.0%	116,432	116,432	(Kroger)	NA

			KY			325,792	98,790	88.1%	72.6%	116,432	226,931

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.22
Independence Square			MI	Detroit-Warren-Livonia	2004	89,083	89,083	98.0%	98.0%	—	60,137	Kroger	$12.43
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	35.0%	35.0%	147,491	—	—	NA
Waterford Towne Center			MI	Detroit-Warren-Livonia	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger	$14.20

			MI			303,457	303,457	90.4%	90.4%	147,491	174,078

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%	—	61,218	Schnucks	$5.98
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	93.5%	93.5%	—	67,985	Schnucks	$9.15
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%	—	51,800	Schnucks	$9.76
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%	129,802	63,482	Schnucks, (Home Depot)	$11.90
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	100.0%	100.0%	—	63,304	Schnucks	$10.61
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	100.0%	100.0%	—	63,111	Schnucks	$10.93
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%	—	62,348	Schnucks	$9.22

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV's at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%	132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%	—	63,333	Schnucks	$10.89
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	101,080	16,577	98.6%	98.6%	35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.06
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%	258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.27
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%	—	63,187	Schnucks	$12.75
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	93.7%	93.7%	—	55,050	Schnucks	$8.32
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	100.0%	100.0%	—	52,844	Schnucks	$9.54
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%	—	61,494	Schnucks	$12.19
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%	—	45,960	Schnucks	$7.39
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	98.4%	98.4%	—	56,201	Schnucks	$9.85
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	100.0%	100.0%	—	63,000	Schnucks	$12.14
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,280	13,002	98.2%	98.2%	—	61,600	Schnucks	$8.83
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	100.0%	100.0%	—	56,250	Schnucks	$10.95
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%	106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	85.4%	85.4%	—	61,500	Schnucks	$12.09
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,693	19,138	92.7%	92.7%	—	74,672	Schnucks	$8.37

			MO			2,262,346	371,025	98.1%	98.1%	661,441	1,336,967

												Rainbow Foods, Jo-Ann Fabrics,
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul- Bloomington	1998	184,841	46,210	95.2%	95.2%	87,437	61,736	(Burlington Coat Factory)	$10.64
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul- Bloomington	1959	93,200	23,253	96.6%	96.6%	—	43,978	Lund’s	$15.58
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul- Bloomington	1991	205,897	51,371	97.1%	97.1%	—	65,608	Rainbow Foods	$12.70

			MN			483,938	120,835	96.3%	96.3%	87,437	171,322

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.01
Cherry Grove			OH	Cincinnati-Middletown	1997	195,497	195,497	91.7%	91.7%	—	66,336	Kroger	$9.99
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.55
Hyde Park			OH	Cincinnati-Middletown	1995	397,893	397,893	98.0%	98.0%	—	169,267	Kroger, Biggs	$13.32
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.5%	44.5%	—	56,006	Giant Eagle	$14.15
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	93.2%	93.2%	—	63,805	Kroger	$11.93
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	96.7%	96.7%	90,000	62,000	Kroger, (Home Depot)	$10.51
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	56.2%	56.2%	—	—	—	$9.66
Red Bank Village			OH	Cincinnati-Middletown	2006	215,219	215,219	86.4%	86.4%	—	—	—	NA
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	72.7%	72.7%	—	—	—	$23.91
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	96.5%	96.5%	—	65,000	Kroger	$11.77
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$10.20
Wadsworth Crossing			OH	Cleveland-Elyria- Mentor	2005	107,731	107,731	71.3%	71.3%	336,263	—	(Kohl’s), (Lowe’s), (Target)	NA
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,182	88,182	96.9%	96.9%	—	66,523	Kroger	$9.77
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.53

			OH			2,270,917	2,072,218	86.7%	85.5%	629,263	837,100

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.73
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha- West Allis	1989	133,301	33,259	97.2%	97.2%	—	69,090	Pick ‘N’ Save	$7.41

			WI			269,128	67,147	97.7%	97.7%	—	120,069

Regional Totals						9,090,681	4,085,412	93.4%	88.9%	2,392,761	4,763,578

Pacific Region
4S Commons Town Center			CA	San Diego-Carlsbad- San Marcos	2004	240,118	240,118	98.2%	98.2%	—	68,000	Ralphs, Jimbo’s...Naturally!	$27.12
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertsons, (Target)	$24.88
Applegate Ranch Shopping Center			CA	Merced	2006	179,060	179,060	0.0%	0.0%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento-Arden- Arcade-Roseville	1990	133,944	33,419	100.0%	100.0%	—	45,540	Bel Air Market	$17.65
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco- Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$19.81
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%	—	44,093	Stater Bros.	$22.05
Blossom Valley			CA	San Jose-Sunnyvale- Santa Clara	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$24.77
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	298,311	74,429	77.6%	77.6%	—	—	Toys “R” Us	$19.94
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad- San Marcos	2000	144,289	36,072	98.9%	98.9%	—	58,527	Ralphs	$22.30
Clayton Valley			CA	San Francisco- Oakland-Fremont	2004	260,853	260,853	72.2%	72.2%	—	—	Yardbirds Home Center	$20.17
Clovis Commons			CA	Fresno	2004	180,855	180,855	96.5%	96.5%	145,653	145,653	(Super Target)	$20.14
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.6%	98.6%	—	65,715	Safeway, Orchard Supply & Hardware	$15.97
Costa Verde			CA	San Diego-Carlsbad- San Marcos	1988	178,623	178,623	93.3%	93.3%	—	40,000	Bristol Farms	$30.71
Diablo Plaza			CA	San Francisco- Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$31.70
El Camino			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$21.01
El Cerrito Plaza	JV-MD	25%	CA	San Francisco- Oakland-Fremont	2000	256,035	64,009	86.1%	86.1%	66,700	77,888	(Lucky’s), Trader Joe’s	$25.69
El Norte Pkwy Plaza			CA	San Diego-Carlsbad- San Marcos	1984	90,679	90,679	96.4%	96.4%	—	42,315	Von’s Food & Drug	$15.19
Encina Grande			CA	San Francisco- Oakland-Fremont	1965	102,499	102,499	99.1%	99.1%	—	22,500	Safeway	$19.58
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	$17.59
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino-Ontario	2005	66,864	66,864	100.0%	100.0%	—	—	24 Hour Fitness	$26.31
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertsons	$22.61
Folsom Prairie City Crossing			CA	Sacramento-Arden- Arcade-Roseville	1999	90,237	90,237	98.2%	98.2%	—	55,255	Safeway	$20.62
French Valley			CA	Riverside-San Bernardino-Ontario	2004	99,019	99,019	93.6%	93.6%	—	44,054	Stater Bros.	$21.93
Friars Mission			CA	San Diego-Carlsbad- San Marcos	1989	146,898	146,898	99.2%	99.2%	—	55,303	Ralphs	$27.77
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	98.7%	98.7%	—	57,050	Albertsons	$18.31
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	100.0%	100.0%	—	37,500	Gelson’s Markets	$18.35
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	284,163	284,163	60.0%	60.0%	—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	78.3%	78.3%	—	—	Kohl’s	$17.27

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralphs	$23.03
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.8%	99.8%	—	44,376	Ralphs	$25.26
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	355,469	355,469	27.5%	27.5%	235,834	93,696	(Home Depot), (WinCo)	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	91.8%	91.8%	38,917	38,917	(Albertsons)	$24.41
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%	53,000	53,000	(Safeway)	$17.15
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	98.2%	98.2%	—	42,896	Safeway	$16.18
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,222	91,222	97.8%	97.8%	—	42,630	Stater Bros.	$22.48
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertsons	$12.83
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertsons	$18.33
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	98.3%	98.3%	—	43,842	Albertsons	$15.13
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	99.4%	99.4%	—	28,210	Henry’s Marketplace	$18.21
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.68
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$13.59
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,796	53,093	95.6%	95.6%	—	50,000	Von’s Food & Drug	$16.84
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$25.76
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	152,896	38,148	97.2%	97.2%	—	39,777	Von’s Food & Drug	$15.61
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	72,619	72,619	68.7%	68.7%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%	—	37,194	Food 4 Less	$16.72
San Leandro			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.66
Santa Ana Downtown			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	98.7%	98.7%	—	37,972	Food 4 Less	$19.84
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%	—	—	Kohl’s	$10.58
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	102,235	20,447	93.2%	93.2%	—	25,000	Von’s Food & Drug	$17.16
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$31.08
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	85.2%	85.2%	—	—	—	$40.51
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	63,657	63,657	95.2%	95.2%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.8%	99.8%	—	31,833	Nob Hill	$14.11
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%	—	52,550	Safeway	$15.35
Soquel Canyon Crossings			CA	Riverside-San Bernardino-Ontario	2005	26,354	26,354	100.0%	100.0%	—	—	—	$36.84
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento-Arden-Arcade-Roseville	1991	89,875	22,424	87.1%	87.1%	—	45,540	Bel Air Market	$17.25
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	94.9%	94.9%	—	33,753	Safeway	$19.47
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	99.0%	99.0%	—	56,496	Safeway	$19.94
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralphs	$14.05
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	100.0%	100.0%	—	44,686	Albertsons, Target	$16.81
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$30.95
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug	$19.67
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	70.4%	70.4%	—	—	—	$36.00
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%	165,000	—	Krikorian Theaters, (Lowe’s)	$24.74
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%	—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	88.2%	88.2%	—	—	—	$38.31
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.3%	98.3%	—	24,712	Safeway	$14.93
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	100.0%	100.0%	—	41,300	Von’s Food & Drug	$23.01
Westridge			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%	—	50,782	Albertsons	$25.47
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$13.79
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.51
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%	—	—	The Sports Basement	$26.23

			CA			9,394,868	6,477,144	90.2%	88.2%	1,557,431	2,895,431

Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	91.2%	91.2%	—	55,164	Safeway	$13.56
Corvallis Market Center			OR	Corvallis	2006	83,360	83,360	69.8%	69.8%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$11.98
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	96.9%	96.9%	—	57,370	Albertsons	$13.76
Hillsboro—Mervyns			OR	Portland-Vancouver-Beaverton	2006	76,844	76,844	100.0%	100.0%	—	—	Best Buy	NA
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	100.0%	100.0%	—	41,132	Safeway	$14.36
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%	—	55,227	Safeway	$10.46
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	100.0%	100.0%	—	49,793	Albertsons	$17.12
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%	—	—	—	$21.12
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	93.0%	93.0%	—	56,500	Whole Foods	$55.00
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	95.7%	95.7%	—	—	Sportmart	$15.44

			OR			1,089,386	823,337	95.4%	95.2%	—	352,686

Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.46
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	99.0%	99.0%	—	49,440	Safeway	$11.20
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	95.8%	95.8%	—	28,775	Albertsons	$20.50
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%	—	—	—	$27.52
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	94.7%	94.7%	—	68,273	Fred Myer	$15.97
Lynnwood—Meryvns			WA	Seattle-Tacoma-Bellevue	2007	77,028	77,028	100.0%	100.0%	—	77,028	H Mart	NA
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	51,949	10,390	100.0%	100.0%	—	—	—	$11.58
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	126,218	126,218	93.8%	93.8%	—	—	Wallace Theaters	$14.93
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$21.04
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$17.59

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Puyallup—Meryvns			WA	Seattle-Tacoma-Bellevue	2007	76,682	76,682	100.0%	100.0%	—	—	JC Penney	NA
Sammamish Highland			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)	$22.74
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	98.2%	98.2%	111,900	—	(Target)	$31.45
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertsons	$14.68

			WA			1,332,544	817,535	98.4%	98.5%	397,200	418,456

Regional Totals						11,816,798	8,118,016	91.6%	89.9%	1,954,631	3,666,573

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	96.7%	96.7%	—	46,733	Publix	$11.13
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	75.1%	75.1%	—	44,271	Publix	$11.76

			AL			193,558	78,006	83.5%	80.3%	—	91,004

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	97.3%	97.3%	—	48,555	Publix	$10.91
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	98.7%	98.7%	—	35,908	Publix	$16.19
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	93.2%	93.2%	—	42,112	Publix	$11.60
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	98.4%	98.4%	—	65,537	Publix	$12.09
Bloomingdale			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$8.86
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$12.06
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	15,345	15,345	0.0%	0.0%	98,165	—	(Kohl’s)	NA
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	61.9%	61.9%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	78,584	78,584	100.0%	100.0%	—	—	—	$12.21
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix	$16.58
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	100.0%	100.0%	—	51,420	Publix	$12.75
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	60.8%	60.8%	—	42,112	Publix	$10.81
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.85
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	83.2%	83.2%	—	39,393	Publix	NA
Five Points Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	94.8%	94.8%	—	27,887	Publix	$13.16
Fleming Island			FL	Jacksonville	2000	136,662	136,662	96.0%	96.0%	129,807	47,955	Publix, (Target)	$12.77
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	98.2%	98.2%	—	42,112	Publix	$14.29
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$13.82
Hibernia Plaza Pavilion			FL	Jacksonville	2006	51,124	51,124	76.7%	76.7%	—	39,203	Publix	NA
Hibernia Plaza Plaza			FL	Jacksonville	2006	8,400	8,400	16.7%	16.7%	—	—	—	NA
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	95.5%	95.5%	—	37,866	Publix	$10.84
Horton's Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%	—	—	—	NA
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix	$15.73
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.73
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix	$11.87
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%	—	44,271	Publix	$11.20
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	98.1%	98.1%	—	36,464	Publix	$13.18
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	85.9%	85.9%	—	—	—	$14.55
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,907	48,907	100.0%	100.0%	—	—	—	$16.93
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%	—	48,555	Publix	$9.17
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.48
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	100.0%	100.0%	—	51,420	Publix	$16.64
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.8%	97.8%	—	39,795	Publix, K-Mart	$7.43
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%	—	47,955	Publix	$12.43
Oakleaf Plaza			FL	Jacksonville	2006	73,719	73,719	77.2%	77.2%	—	45,600	Publix	$13.92
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%	—	61,171	Publix	$12.90
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.5%	99.5%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.54
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	172,758	43,190	88.9%	88.9%	—	45,254	Publix	$11.11
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	98.7%	98.7%	—	48,890	Publix	$10.58
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.39
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	92.9%	92.9%	—	37,866	Publix	$13.04
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	98.2%	98.2%	—	44,840	Publix	$16.20
Regency Square Brandon			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	99.1%	99.1%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.60
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	91.3%	91.3%	—	54,379	Publix	$14.26
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$12.90
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	118,014	59,007	89.3%	89.3%	97,000	44,840	Publix, (Kohl’s)	$17.60
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%	—	—	—	$22.17
Shops of San Marco	JV-O	50%	FL	Miami-Fort Lauderdale-Miami Beach	2002	96,408	48,204	100.0%	100.0%	—	44,271	Publix	$17.45
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.53
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%	—	—	—	$25.63
Village Center 6			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	97.6%	97.6%	—	36,434	Publix	$12.58
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	94.0%	94.0%	—	39,975	Publix	$16.88
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	94.2%	94.2%	—	44,271	Publix	$11.61
Welleby			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.2%	96.2%	—	46,779	Publix	$9.85
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	96.9%	96.9%	—	44,840	Publix	$18.70
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	96.5%	96.5%	—	51,420	Publix	$12.63
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	100.0%	100.0%	—	44,271	Publix	$14.55

			FL			6,260,763	4,799,013	94.5%	94.5%	453,743	2,290,602

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV's at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,450	53,450	100.0%	100.0%	—	—	—	$20.05
Bethesda Walk	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2003	68,271	17,068	90.6%	90.6%	—	44,271	Publix	$12.47
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%	—	—	—	$13.22
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	89.8%	89.8%	—	43,454	Publix	$14.42
Brookwood Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2000	28,774	7,194	83.4%	83.4%	—	—	—	$24.20
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	100.0%	100.0%	—	—	—	$15.21
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	98.4%	98.4%	—	—	—	$16.49
Cambridge Square Shopping Ctr			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	98.7%	98.7%	—	40,852	Kroger	$11.67
Chapel Hill			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	12.1%	12.1%	88,713	—	(Kohl’s)	$23.61
Cobb Center	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1996	69,547	17,387	95.8%	95.8%	191,006	56,146	Publix, (Rich’s Department Store)	$9.36
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.87
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,283	70,283	96.4%	96.4%	—	—	—	$9.90
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%	—	45,044	Publix	$16.05
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	97.8%	97.8%	—	44,271	Publix	$14.18
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	93.0%	93.0%	—	18,400	Fresh Market	$17.04
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	96.0%	96.0%	—	31,000	Publix	$16.05
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%	—	—	—	$22.37
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	100.0%	100.0%	—	—	—	$17.90
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%	—	—	—	$18.61
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	81.1%	81.1%	—	44,271	Publix	$10.24
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	93.5%	93.5%	—	—	—	$29.06
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2001	95,509	23,877	87.7%	87.7%	—	—	—	$11.78
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,704	95,704	100.0%	100.0%	—	—	—	$21.02
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$9.95
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%	—	58,261	Kroger	$15.72
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	94.8%	94.8%	—	56,077	Publix	$9.93
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	95.8%	95.8%	—	11,606	Trader Joe’s, Pike Nursery	$13.87
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	87.5%	87.5%	—	63,296	Kroger	$11.25
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$11.03
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.51
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.30

			GA			2,736,759	1,741,484	92.3%	91.0%	279,719	853,217

Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.73
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,418	190,625	91.3%	91.3%	—	79,830	Harris Teeter, Fresh Market	$14.63
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	97.1%	97.1%	—	14,300	Fresh Market	$15.28
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	97.1%	97.1%	—	46,478	Kroger	$10.07
Garner			NC	Raleigh-Cary	1998	221,776	221,776	98.8%	98.8%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.39
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	94.4%	94.4%	—	27,764	Harris Teeter	$12.89
Greystone Village	JV-M	25%	NC	Raleigh-Cary	1986	85,665	21,416	85.0%	85.0%	—	35,700	Food Lion	$13.87
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.27
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,691	87,691	100.0%	100.0%	—	57,590	Kroger	$11.58
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	88.7%	88.7%	—	55,973	Kroger	$14.71
Middle Creek Commons			NC	Raleigh-Cary	2006	74,098	74,098	76.5%	76.5%	—	49,495	Lowes Foods	$17.67
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	87.0%	87.0%	—	18,613	Trader Joe’s	$13.98
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.9%	96.9%	—	59,160	Kroger	$15.38
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.4%	90.4%	—	34,000	Harris Teeter	$19.17
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	96.8%	96.8%	—	40,832	Food Lion	$11.30

			NC			2,122,823	1,267,870	92.9%	94.0%	273,000	689,068

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,301	79,301	59.3%	59.3%	—	45,600	Publix	NA
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	100.0%	100.0%	—	37,888	Publix	$10.65
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.5%	97.5%	—	37,888	Publix	$12.47
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	93.4%	93.4%	—	44,840	Publix	$12.08
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.18
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$12.93
Poplar Springs	JV-M	25%	SC	Spartanburg	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$10.27
Queensborough	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.82
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.41

			SC			616,148	302,617	92.4%	87.0%	—	400,080

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	98.8%	98.8%	125,500	63,193	Schnucks, (Target)	$12.54
Dickson TN			TN	Nashville-Davidson-Murfreesboro	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville-Davidson-Murfreesboro	2004	7,348	7,348	24.9%	24.9%	177,000	—	(Wal-Mart)	$16.00
Harpeth Village Fieldstone			TN	Nashville-Davidson-Murfreesboro	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.79
Lebanon Center			TN	Nashville-Davidson-Murfreesboro	2006	63,802	63,802	78.1%	78.1%	—	45,600	Publix	$11.97
Nashboro			TN	Nashville-Davidson-Murfreesboro	1998	86,811	86,811	100.0%	100.0%	—	61,224	Kroger	$10.46
Northlake Village I & II			TN	Nashville-Davidson-Murfreesboro	1988	141,685	141,685	96.8%	96.8%	—	64,537	Kroger	$11.46
Peartree Village			TN	Nashville-Davidson-Murfreesboro	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$17.74

			TN			576,614	504,664	95.7%	95.2%	302,500	350,578

Regional Totals						12,506,665	8,693,653	93.5%	93.4%	1,308,962	4,674,549

Southwest Region
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	98.0%	98.0%	—	55,256	Safeway	$16.53

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	98.1%	98.1%	—	55,403	Safeway	$14.41
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$14.35
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.37

			AZ			496,073	409,967	98.7%	98.8%	—	110,659

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	94.2%	94.2%	—	71,074	King Soopers, Wal-Mart	$9.14
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	93.7%	93.7%	—	43,500	Safeway	$16.23
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	99.9%	99.9%	—	65,104	King Soopers	$13.91
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	88.6%	88.6%	52,700	52,700	(Safeway)	$22.75
Buckley Square			CO	Denver-Aurora	1978	116,146	116,146	97.2%	97.2%	—	62,400	King Soopers	$8.58
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	100.0%	100.0%	213,408	58,374	Safeway, (Target), (Kohl’s)	$14.02
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,161	21,497	100.0%	100.0%	—	51,640	King Soopers	$11.16
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.98
Crossroads Commons	JV-C	20%	CO	Boulder	1986	132,755	26,551	82.8%	82.8%	—	39,247	Whole Foods	$21.65
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	52.5%	52.5%	184,305	50,000	(Wal-Mart Supercenter)	$33.16
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.70
Leetsdale Marketplace			CO	Denver-Aurora	1993	119,916	119,916	91.0%	91.0%	—	62,600	Safeway	$12.87
Littleton Square			CO	Denver-Aurora	1997	94,257	94,257	94.2%	94.2%	—	49,751	King Soopers	$11.90
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.65
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	$11.00
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	79.9%	79.9%	66,000	66,000	(King Soopers)	$26.99
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.53
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	100.0%	100.0%	—	55,311	King Soopers	$10.02
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers	$12.15
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	90.2%	90.2%	—	69,716	King Soopers	$13.90

			CO			2,333,513	1,445,257	92.8%	91.4%	516,413	1,134,002

Anthem Highland Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	89.7%	89.7%	—	53,963	Albertsons	$16.03
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	565,158	565,158	18.8%	18.8%	132,360	—	(Target), Home Depot	NA
Centennial Crossroads	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	98.9%	98.9%	154,000	55,256	Von’s Food & Drug, (Target)	$13.26

			NV			783,535	709,237	39.7%	33.5%	286,360	109,219

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	97.1%	97.1%	—	67,768	Kroger	$16.57
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	87.7%	87.7%	—	65,740	Kroger	$9.87
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	93.6%	93.6%	—	58,374	Kroger	$11.86
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	96.5%	96.5%	—	63,449	Kroger	$15.70
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	87.5%	87.5%	102,950	—	(Home Depot)	$11.59
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.57
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.5%	95.5%	—	90,217	H.E.B., Sears	$12.43
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	19.6%	19.6%	81,624	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%	—	—	—	$33.69
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	352,438	352,438	70.9%	70.9%	—	—	AMC Theater, Barnes & Noble	$29.21
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.30
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.99
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	91.6%	91.6%	—	78,348	H.E.B.	$16.90
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	97.9%	97.9%	62,804	62,804	(Albertsons)	$21.82
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	81.4%	81.4%	62,322	62,322	(Albertsons)	$20.31
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb	$16.16
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	91.2%	91.2%	—	63,800	Albertsons	$11.55
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$15.18
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	97.6%	97.6%	—	48,525	Tom Thumb	$14.22
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	95.7%	95.7%	—	60,465	H.E.B.	$17.88
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.52
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	79.7%	79.7%	—	52,688	Tom Thumb	$24.63
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	97.3%	97.3%	—	63,373	Kroger	$13.30
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	75.4%	75.4%	62,322	62,322	(Albertsons)	$20.24
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	45,969	45,969	76.9%	76.9%	57,017	57,017	(Kroger)	$22.48
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	97.5%	97.5%	—	60,932	Kroger	$14.50
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	75.9%	75.9%	61,962	61,962	(Kroger)	$24.28
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,939	27,939	58.3%	58.3%	81,470	81,470	(Kroger)	$22.87
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.30
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	99.0%	99.0%	—	65,241	Kroger	$16.05
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	88.5%	88.5%	—	63,654	Tom Thumb	$13.02

Portfolio Summary Report By Region

September 30, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,520	24,520	19.2%	19.2%	102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	99.1%	99.1%	—	—	—	$12.65
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%	—	51,960	Randall’s Food	$14.63
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184,176	184,176	44.6%	44.6%	126,874	—	(Target)	NA
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,005	27,696	96.4%	96.4%	—	56,596	Randall’s Food	$15.70

			TX			4,437,523	3,690,483	88.7%	87.1%	869,435	2,027,996

Regional Totals						8,050,644	6,254,944	85.7%	82.8%	1,672,208	3,381,876

Regency Centers Total						51,046,666	31,661,106	91.8%	89.4%	7,959,481	19,440,043

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-RRP:	Regency Retail Partners (open end fund)
JV-D:	Joint Venture with Macquarie and DESCO
JV-O:	Other, single property joint venture

Significant Tenant Rents—Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

September 30, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,815,024	8.92%	$26,573,228	5.93%	60	18
Publix	2,112,094	6.70%	19,119,324	4.27%	70	34
Safeway	1,681,418	5.33%	15,989,174	3.57%	60	35
Supervalu	1,057,500	3.35%	11,868,447	2.65%	33	18
Blockbuster Video	324,197	1.03%	6,935,060	1.55%	85	35
CVS	285,726	0.91%	4,865,095	1.09%	43	22
Walgreens	247,116	0.78%	4,514,961	1.01%	25	9
Whole Foods	139,669	0.44%	4,406,076	0.98%	4	1
TJX Companies	406,184	1.29%	4,121,571	0.92%	26	15
Ahold	248,795	0.79%	3,666,951	0.82%	11	8
Harris Teeter	279,871	0.89%	3,564,345	0.80%	7	2
Starbucks	105,093	0.33%	3,318,819	0.74%	97	43
Sears Holdings	433,809	1.38%	3,232,002	0.72%	16	10
Washington Mutual Bank	99,513	0.32%	3,163,388	0.71%	40	14
Hallmark	162,387	0.51%	2,721,676	0.61%	62	33
Schnucks	309,522	0.98%	2,695,784	0.60%	31	31
Bank of America	69,566	0.22%	2,644,438	0.59%	32	15
Subway	95,706	0.30%	2,569,971	0.57%	119	62
Longs Drug	211,818	0.67%	2,516,809	0.56%	15	7
24 Hour Fitness	130,470	0.41%	2,514,495	0.56%	6	3
H.E.B.	210,413	0.67%	2,499,163	0.56%	4	2
PETCO	142,664	0.45%	2,463,795	0.55%	19	11
Rite Aid	153,155	0.49%	2,387,497	0.53%	22	16
PetSmart	164,366	0.52%	2,379,335	0.53%	11	5
Best Buy	107,564	0.34%	2,377,073	0.53%	6	3
The UPS Store	98,461	0.31%	2,326,519	0.52%	111	55
Ross Dress For Less	168,407	0.53%	2,320,413	0.52%	15	12
Stater Bros.	151,151	0.48%	2,300,289	0.51%	5	2

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$161,301
Kroger Total	55,100
Supervalu Total	10,625

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	Stores including Tenant- Owned
Kroger	594,926	8	68
Safeway	314,000	6	66
Sears Holdings	57,435	2	18
Supervalu	72,514	2	35
Publix	62,771	1	71

	1,101,646

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes only Regency's pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents—Wholly-Owned and 100% of Joint Ventures

September 30, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,590,970	7.05%	$32,130,022	4.48%	60	18
Safeway	3,179,835	6.25%	31,587,301	4.41%	60	35
Publix	3,225,188	6.34%	29,062,290	4.06%	70	34
Supervalu	1,776,782	3.49%	19,349,850	2.70%	33	18
Schnucks	1,887,327	3.71%	16,437,709	2.29%	31	31
Blockbuster Video	467,657	0.92%	10,046,688	1.40%	85	35
CVS	466,184	0.92%	8,177,332	1.14%	43	22
TJX Companies	718,227	1.41%	7,422,943	1.04%	26	15
Ahold	521,264	1.02%	6,265,993	0.87%	11	8
Walgreens	336,804	0.66%	5,878,167	0.82%	25	9
Ross Dress For Less	434,569	0.85%	5,752,485	0.80%	15	12
Whole Foods	172,346	0.34%	5,275,382	0.74%	4	1
Starbucks	156,995	0.31%	5,021,285	0.70%	97	43
PETCO	268,222	0.53%	4,747,553	0.66%	19	11
Sears Holdings	590,620	1.16%	4,549,125	0.63%	16	10
Hallmark	275,116	0.54%	4,365,872	0.61%	62	33
Washington Mutual Bank	137,319	0.27%	4,311,502	0.60%	40	14
Bank of America	100,383	0.20%	4,210,143	0.59%	32	15
Rite Aid	330,120	0.65%	4,171,449	0.58%	22	16
Movie Gallery	198,538	0.39%	4,163,307	0.58%	33	21
Subway	160,035	0.31%	4,145,250	0.58%	119	62
Harris Teeter	331,786	0.65%	4,143,093	0.58%	7	2
Longs Drug	331,830	0.65%	3,970,931	0.55%	15	7
H.E.B.	310,607	0.61%	3,874,163	0.54%	4	2
24 Hour Fitness	199,094	0.39%	3,749,197	0.52%	6	3
The UPS Store	158,425	0.31%	3,696,062	0.52%	111	55

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$485,004
Kroger Total	87,800
Supervalu Total	42,500

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	642,958	8	68
Safeway	314,000	6	66
Sears Holdings	230,200	2	18
Supervalu	101,721	2	35
Publix	62,771	1	71

	1,351,650

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

September 30, 2007

All Tenants

	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	381,386	1.5%	$6,758,891	1.6%	$17.72	697,090	1.6%	$11,957,537	1.7%
2007	483,611	1.9%	7,985,082	1.9%	16.51	758,818	1.7%	12,590,286	1.8%
2008	2,110,948	8.1%	38,570,140	9.2%	18.27	3,783,293	8.5%	64,248,926	9.4%
2009	2,605,914	10.0%	48,875,540	11.7%	18.76	4,429,437	10.0%	80,031,980	11.7%
2010	2,514,911	9.6%	46,930,186	11.2%	18.66	4,177,604	9.4%	75,037,752	10.9%
2011	2,845,441	10.9%	49,583,233	11.8%	17.43	4,427,767	10.0%	78,618,795	11.4%
2012	2,985,847	11.4%	53,586,922	12.8%	17.95	5,002,269	11.3%	87,784,065	12.8%
2013	1,008,562	3.9%	16,396,665	3.9%	16.26	1,951,924	4.4%	29,207,948	4.3%
2014	728,870	2.8%	10,805,563	2.6%	14.83	1,430,145	3.2%	20,765,648	3.0%
2015	758,708	2.9%	12,236,699	2.9%	16.13	1,592,653	3.6%	24,273,088	3.5%
2016	855,617	3.3%	14,141,181	3.4%	16.53	1,812,168	4.1%	26,540,225	3.9%

10 Year Total	17,279,815	66.2%	305,870,103	72.9%	17.70	30,063,168	67.9%	511,056,251	74.4%

Thereafter	8,831,079	33.8%	113,446,589	27.1%	12.85	14,228,508	32.1%	175,893,596	25.6%

	26,110,894	100.0%	$419,316,692	100.0%	$16.06	44,291,676	100.0%	$686,949,847	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	72,799	0.5%	$1,053,978	0.8%	$14.48	114,454	0.5%	$1,319,337	0.6%
2007	156,161	1.1%	1,252,639	0.9%	8.02	204,751	0.9%	1,754,300	0.8%
2008	404,880	3.0%	2,656,995	2.0%	6.56	927,879	3.9%	6,471,138	2.8%
2009	607,508	4.4%	5,964,053	4.5%	9.82	1,096,687	4.6%	11,313,791	4.9%
2010	692,884	5.1%	5,791,999	4.4%	8.36	1,196,121	5.0%	9,622,066	4.2%
2011	1,055,872	7.7%	7,900,932	6.0%	7.48	1,526,727	6.4%	12,511,436	5.4%
2012	1,137,976	8.3%	10,185,534	7.7%	8.95	1,982,323	8.3%	18,436,046	8.0%
2013	482,716	3.5%	4,305,343	3.3%	8.92	1,064,062	4.5%	9,276,265	4.0%
2014	431,924	3.2%	3,722,048	2.8%	8.62	869,888	3.6%	7,746,831	3.3%
2015	471,500	3.4%	5,011,880	3.8%	10.63	1,092,219	4.6%	11,348,934	4.9%
2016	512,741	3.8%	5,684,991	4.3%	11.09	1,134,237	4.7%	11,524,418	5.0%

10 Year Total	6,026,961	44.1%	53,530,392	40.6%	8.88	11,209,348	46.9%	101,324,563	43.8%

Thereafter	7,643,996	55.9%	78,451,391	59.4%	10.26	12,680,902	53.1%	130,174,142	56.2%

	13,670,957	100.0%	$131,981,783	100.0%	$9.65	23,890,250	100.0%	$231,498,704	100.0%

Reflects in place leases as of September 30, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

September 30, 2007

Inline Tenants

	Regency’s Pro-Rata Share					JVs at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	308,587	2.5%	$5,704,913	2.0%	$18.49	582,636	2.9%	$10,638,201	2.3%
2007	327,450	2.6%	6,732,443	2.3%	20.56	554,067	2.7%	10,835,986	2.4%
2008	1,706,068	13.7%	35,913,145	12.5%	21.05	2,855,414	14.0%	57,777,788	12.7%
2009	1,998,406	16.1%	42,911,488	14.9%	21.47	3,332,750	16.3%	68,718,189	15.1%
2010	1,822,027	14.6%	41,138,188	14.3%	22.58	2,981,483	14.6%	65,415,686	14.4%
2011	1,789,569	14.4%	41,682,302	14.5%	23.29	2,901,040	14.2%	66,107,359	14.5%
2012	1,847,872	14.9%	43,401,388	15.1%	23.49	3,019,946	14.8%	69,348,019	15.2%
2013	525,846	4.2%	12,091,322	4.2%	22.99	887,862	4.4%	19,931,683	4.4%
2014	296,946	2.4%	7,083,514	2.5%	23.85	560,257	2.7%	13,018,816	2.9%
2015	287,208	2.3%	7,224,820	2.5%	25.16	500,434	2.5%	12,924,154	2.8%
2016	342,875	2.8%	8,456,190	2.9%	24.66	677,931	3.3%	15,015,807	3.3%

10 Year Total	11,252,855	90.5%	252,339,712	87.8%	22.42	18,853,820	92.4%	409,731,688	90.0%

Thereafter	1,187,083	9.5%	34,995,198	12.2%	29.48	1,547,606	7.6%	45,719,455	10.0%

	12,439,937	100.0%	$287,334,910	100.0%	$23.10	20,401,426	100.0%	$455,451,143	100.0%

Reflects in place leases as of September 30, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

September 30, 2007

	Annual				Quarterly
($000s except per share numbers)	2005A	2006A	2007E	2008E	1Q07A	2Q07A	3Q07A	4Q07E
FFO / Share (for actuals please see related press release)			$4.15 - $4.19	$4.52 - $4.72				$1.11 - $1.15
Operating Portfolio—Wholly-owned and Regency's pro-rata share of joint ventures
Occupancy at period end	95.2%	95.2%	95.2%		95.1%	95.2%	95.1%
Same store growth	3.1%	3.8%	2.75% - 3.25%		2.0%	4.5%	2.3%
Rental rate growth	10.6%	12.6%	12% - 14%		12.8%	14.4%	13.7%
Percentage Rent—Consolidated Only	$4,582	$4,525	$4,000 - $4,500		$735	$359	$889
Recovery Rate—Consolidated Only	79.6%	80%	78% - 80%		79.9%	78.1%	79.6%
Investment Activity
Acquisitions—consolidated	$0	$63,100	$105,984		$0	$43,051	$62,933
Cap rate		6.2%	6.0%		0.0%	6.4%	5.7%

JV Acquisitions—3rd Party (gross $)	$2,746,946	$169,325	$431,200 - $500,000		$23,000	$12,000	$396,200
Cap rate	6.2%	6.9%	6.3%-6.5%		6.2%	7.4%	6.3%
REG % ownership	35%	22%	17%		25%	20%	16%

JV Acquisitions—REG contributions (gross $)	$44,259	$134,994	$110,000 - $130,000		$60,988	$0	$8,919
Cap rate	7.1%	6.6%	6.0% - 6.5%		6.0%	0.0%	6.6%
REG % ownership	25%	26%	20% -25%		20%	0%	20%

Dispositions—op. properties (REG Pro-rata)	$138,300	$456,270	$56,135 - $85,000		$8,338	$25,254	$22,543
Cap rate (average)	7.5%	6.5%	7.00% -7.25%		6.0%	8.0%	7.2%

Development starts	$385,250	$503,319	$450,000 - $550,000		$30,953	$192,750	$22,235

Development stabilizations - net costs	$295,441	$167,668	$300,000 - $330,000		$7,679	$68,750	$144,899
NOI yield on stabilizations (net dev costs)	11.1%	10.1%	8.75% - 9.00%		11.5%	9.1%	8.7%
Development stabilizations - total costs after outparcel allocation	$342,378	$175,759	$320,000 - $350,000		$8,336	$72,496	$155,496
NOI yield on costs after outparcel allocation	9.8%	9.5%	8.25% - 8.50%		10.6%	8.6%	8.2%

Transaction profits net of taxes	$37,629	$52,643	$55,000- $58,000		$23,602	$10,640	$4,007
Minority share of transaction profits	$0	-$ 4,669	$0		$0	$0	$0
Third party fees and commissions	$28,019	$31,805	$32,000 - $34,000		$6,381	$7,496	$10,789

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	45.8%	< 50%		46.2%	47.3%	48.5%
Unsecured/secured debt offerings	$350,000	$0
—interest rate	5.25%	0.00%
—interest rate after hedge settlement	5.48%	0.00%

	1Q07	2Q07	3Q07
Net Asset Valuation Guidance
Expansion land and outparcels available
—estimated market value	$52,200	$58,217	$50,158
NOI from CIP properties	$3,054	$2,503	$2,443
NOI from leases signed but not yet rent-paying in stabilized developments	$876	$967	$4,191
Straight-line rent receivable	$29,203	$30,400	$31,533

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

September 30, 2007

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	December 31, 2007		Full Year 2007
Net income for common stockholders	$0.62	0.66	$2.55	2.59
Add (less):
Depreciation expense and amortization	0.48	0.48	1.87	1.87
Loss (gain) on sale of operating properties	—	—	(0.27)	(0.27)

Funds From Operations	$1.11	1.15	$4.15	4.19

Weighted average shares (000's)	70,033		69,868

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.